Exhibit 10.2

FIRST AMENDMENT TO

OPTION AGREEMENT FOR SALE AND PURCHASE

THIS FIRST AMENDMENT TO OPTION AGREEMENT FOR SALE AND PURCHASE (“First Amendment”) is made and entered, by and between Alico, Inc., a Florida corporation, (“Seller”) and the BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA (“Buyer”).

R E C I T A L S:

A.Seller and Buyer entered into an Option Agreement for Sale and Purchase dated on or about December 15, 2020 (the “Agreement”).

B.The Agreement concerns the Seller’s sale of certain Property in Hendry County, Florida, to the Buyer, as such Property is more particularly described in the Agreement.

C.Seller and Buyer wish to acknowledge the Final Adjusted Purchase Price is $14,445,000.00 per the terms of the Agreement.

D.Seller and Buyer wish to amend Paragraph 9 to change the reference from Official Records Book 588, Page 1125 to Official Records Book 591, Page 687.

NOW THEREFORE, in consideration of the Recitals, Ten Dollars, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer mutually agree as follows:

1.Recitals. The Recitals set forth hereinabove are true and correct, and such Recitals and the Agreement are incorporated herein by reference.

2.Ratification. Except as modified by this First Amendment, the Agreement is hereby ratified and confirmed. In the event of a conflict between the Agreement and this First Amendment, this First Amendment shall control. Hereinafter, the term Agreement shall collectively mean the Agreement, as modified by this First Amendment.

IN WITNESS WHEREOF, Seller has set its hand and seal as of the date set forth below.

Witnesses as to Seller	Seller
Alico, Inc, a Florida corporation

John E. Kiernan, as President and CEO
Print Name:
Date:
Print Name:

IN WITNESS WHEREOF, Buyer has set its hand and seal as of the date set forth below.

Witnesses as to Buyer	Buyer

BOARD OF TRUSTEES OF THE INTERNAL IMPROVEMENT TRUST FUND OF THE STATE OF FLORIDA BY: DIVISION OF STATE LANDS OF THE STATE OF FLORIDA DEPARTMENT OF ENVIRONMENTAL PROTECTION

By: (SEAL) Callie DeHaven, as Director

Print Name:	Date:

Print Name:

Approved as to Form and Legality: By: DEP Attorney Date:

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